                                 LEW MAGRAM LTD.

                              EMPLOYMENT AGREEMENT

     EMPLOYMENT AGREEMENT made as of this 2nd day of February, 1998 by and between LEW MAGRAM LTD., a New York corporation (hereinafter referred to as "Employer"), a wholly-owned subsidiary of Diplomat Corporation, a Delaware corporation ("Parent") and IRVING MAGRAM, (hereinafter referred to as "Employee");

                              W I T N E S S E T H:

     WHEREAS, Employer desires to employ Employee as President; and

     WHEREAS, Employee is willing to be employed as President in the manner provided for herein, and to perform the duties of President of Employer upon the terms and conditions herein set forth;

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein set forth it is agreed as follows:

     1. Employment of Employee. Employer hereby employs Employee as President.

     2. Term. The term of this Agreement shall commence on the execution hereof (the "Commencement Date") and expire three (3) years from such date (which, with renewals, if any, the "Term"). Each 12 month period from the Commencement Date forward during the Term shall be referred to as an "Annual Period." After three years from the Commencement Date, this Agreement shall automatically renew annually unless either Employer or Employee gives notice not to renew at least one hundred eighty (180) days prior to the end of the applicable Annual Period. During the Term, Employee shall devote substantially all of his business time and efforts to Employer and its subsidiaries and affiliates.

     3. Duties. Employee hereby agrees that, throughout the period of his employment hereunder, he shall devote his business time, attention, knowledge and skills, diligently in furtherance of the business of Employer, shall perform the duties assigned to him by the Board of Directors of Employer (the "Board") consistent with his executive position at Lew Magram Ltd. immediately prior to the date hereof, and shall observe and carry out such rules and regulations, policies and directions as Employer may from time to time establish to the extent consistent herewith. During the term of this Agreement, Employee shall do such traveling as may be reasonably required of him in the performance of his duties on behalf of Employer consistent with travel during periods prior to the date hereof. Employee shall be available to confer and consult with and advise the officers and directors of Employer at such times during business hours that may be required reasonably by Employer. Employee shall report directly and solely to the Board of Directors of Employer.

     4. Compensation.

          (a) Employee shall be paid a minimum of $200,000 for each Annual Period such amount to be increased, if Parent is profitable for the fiscal year ending September 30, 1998, in an amount determined by the majority of the noninterested members of the Board excluding Employee at the Board's discretion. Employee shall be paid periodically in accordance with the policies of the Employer during the term of this Agreement, but not less frequently than monthly. Employee is eligible for an annual bonus, if any, which will be determined and paid in accordance with policies set from time to time by the Board in addition to amounts received from the Total Bonus Pool pursuant to Section 10 hereof.

          (b) Employee shall be entitled to participate in and receive the benefits of all pension, profit-sharing, deferred compensation, retirement, hospitalization, insurance, medical or dental or other benefit plan or arrangement generally available to executive employees of Parent or Employer as may now or hereafter exist; provided that Employer shall provide Employee medical benefits consistent with Lew Magram Ltd.'s former practices. Employee shall also be entitled to participate in or receive all other benefits and perquisites generally available to senior executives of Employer or Parent that may be in effect from time to time during the Employee's employment hereunder. Employer shall be under no obligation to institute or continue the existence of any such employee plan, benefit or perquisite. Parent shall consider adopting a deferred compensation/retirement benefits plan, in which, upon adoption, Employee will be permitted to participate.

     5. Expenses. Employer shall reimburse Employee, promptly upon presentation of receipts or vouchers thereof, for all expenses reasonably incurred by him in connection with the performance of his duties hereunder and the business of Employer, in accordance with policies of Employer from time to time in effect. Until expiration of the current automobile lease, Employer shall furnish Employee a luxury automobile for so long as Employee shall remain in the employ of Employer for his exclusive use in connection with the business of Employer by paying the existing lease payments, insurance, and all costs incident to the maintenance and operation of such automobile. After the current lease expires, Employee will be entitled to a similar automobile procedurally consistent with Parent's policies. Employer shall pay all expenses incident to the maintenance and operation of such automobile, including, without limitation, insurance, gasoline, oil, and repairs, the costs of furnishing such automobile and of such maintenance and operation not to exceed $20,000 per Annual Period. Employer shall also pay the cost of a parking space for Employee's automobile in a facility as proximate to Employer's New York office as is practicable, where needed. Employer shall also provide Employee with a cellular phone.

     6. Vacation. Employee shall be entitled to receive three (3) weeks paid vacation time after each year of employment upon dates agreed upon by Employer. Upon separation of employment, for any reason, vacation time accrued and not used shall be paid at the salary rate of Employee in effect at the time of employment separation.

     7. Employee's Representations. Employee is free to enter into this Employment Agreement and to perform each of the provisions contained herein. Employee represents and warrants that Employee is not restricted or prohibited, contractually or otherwise, from entering into and performing this Employment Agreement, and that Employee's execution and performance of this Employment Agreement is not a violation or breach of any agreement between Employee and any other person or entity.

     8. Nondisclosure of Confidential Information; Ownership of Intellectual Property Rights; Non Competition; Covenant Not to Compete.

          (a) Nondisclosure of Confidential Information. During the term of this Employment Agreement and at all times thereafter, Employee will keep confidential and will not directly or indirectly divulge to anyone nor use or otherwise appropriate for Employee's own benefit, or on behalf of any other person, firm, partnership or corporation by whom Employee might subsequently be employed or otherwise associated or affiliated with, any Confidential Information (as defined herein). For this purpose, "Confidential Information" means any and all trade secrets or other confidential information of any kind, nature or description relating to the business of Employer, provided that such information is not and does not in the future become known or available to third parties or general economic trade information known to the industry generally, both of which does not arise as a result of a disclosure by Employee or his agents.

          (b) Employer Materials. All reports and analysis, designs, drawings, contracts, contractual arrangements, specifications, computer software, computer hardware and other equipment, computer printouts, computer disks, documents, memoranda, notebooks, correspondence, files, lists and other records, and the like, and all photocopies or other reproductions thereof, relating to the business of Employer which Employee shall prepare, use, construct, observe, possess or control, except Employee copies of all such documents which pertain to Employee ("Employee Materials"), shall be and remain the sole property of Employer. Upon termination of this Employment Agreement, Employee shall deliver promptly to Employer all such Employer Materials.

          (c) Certain Restrictions on Business Activities. During the term of this Employment Agreement, Employee agrees that:

               (i) Business Activities. He will not, directly or indirectly, own an interest in, operate, join, control or participate in, or be connected as an officer, employee, agent, independent contractor, partner, shareholder or principal of any corporation, partnership, proprietorship, firm, association, person or other entity providing services and/or products or a combination thereof which directly or indirectly compete with Employer's business, and he will not undertake planning for or organization of any business activity directly competitive with Employer's business, except for the period after notice of non-renewal of Employee's employment, or combine or conspire with other employees or representatives of Employer's business for the purpose of organizing any such competitive business activity, except the purchase of less than four percent (4%) of the stock of a publicly traded company which is not affiliated with Employer.

               (ii) Solicitation of Employees, Etc. During the term of this Agreement and six (6) months thereafter, he will not, directly or indirectly or by action in concert with others, induce or influence (or seek to induce or influence) any person who is engaged (as an employee, agent, independent contractor or otherwise) by Employer to terminate his or her employment or engagement.

          (d) Covenant Not to Compete. Employee covenants and agrees that, if Employee's employment with Employer is terminated other than by Employer without Cause (as defined herein) at any time, for a period of six (6) months after the date of such termination, Employee will not engage or be engaged, in any capacity, directly or indirectly, including but not limited as employee, agent, consultant, manager, executive, owner or stockholder (except as a passive investor holding less than a four percent (4%) equity interest in any enterprise the securities of which are publicly traded) in any business entity doing business in the United States engaged in direct competition with the business conducted by Employer on the date of termination. This Covenant Not to Compete shall survive the termination or expiration of the other provisions of this Employment Agreement. If any court determines that this Covenant Not to Compete, or any part thereof, is unenforceable because of the duration or geographic scope of such provision, such court shall have the power to reduce the duration or scope of such provision, as the case may be, and, in its reduced form, such provision shall then be enforceable.

          (e) Severability. Employee agrees, in the event that any provision of this Section 8 or any word, phrase, clause, sentence or other portion thereof shall be held to be unenforceable or invalid for any reason, such provision or portion thereof shall be modified or deleted in such a manner so as to make this Section 8 as modified legal and enforceable to the fullest extent permitted under applicable laws. The validity and enforceability of the remaining provisions or portions thereof shall not be affected thereby and shall remain valid and enforceable to the fullest extent permitted under applicable laws. A waiver of any breach of the provisions of this Section 8 shall not be construed as a waiver of any subsequent breach of the same or any other provision.

     9. Termination.

          (a) Termination by Employer.

               (i) Employer may terminate this Agreement upon written notice for Cause. For purposes hereof, "Cause" shall mean (A) engaging by the Employee in conduct that constitutes activity in direct competition with Employer's businesses; (B) the conviction of Employee for the commission of a felony; (C) the habitual abuse of alcohol or controlled substances; (D) deliberate actions taken by Employee to the material detriment of Employer; and/or (E) material breach of this Agreement. Notwithstanding anything to the contrary in this Section 9(a)(i), Employer may not terminate Employee's employment under this Agreement for Cause unless Employee shall have first received notice from the Board advising Employee of the specific acts or omissions alleged to constitute Cause, and such acts or omissions continue after Employee shall have had a reasonable opportunity (at least 20 days from the date Employee receives the notice from the Board) to correct the acts or omissions so complained of.

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               (ii) In the event that during the term of his employment with
          Employer, Employee shall become Disabled (as that term is defined herein), Employer may terminate this Agreement and Employee's employment hereunder at any time upon 10 days' written notice to Employee and Employee shall be entitled to receive disability payments during the succeeding 12-month period at a rate equal to one-half of the rate of the base salary as provided in Section 4(a) to which he was theretofore entitled, payable in equal installments no less frequently than monthly. For the purposes of this Agreement, Employee shall be deemed to have become Disabled when by reason of his physical or mental incapacity, Employee shall not perform his duties hereunder for a period of four consecutive months or for an aggregate of 120 days in any consecutive period of six months. Any proceeds of disability insurance policies or plans maintained by Employer, in addition to the contributory state mandated minimum coverage policy, for the benefit of Employee shall be paid to Employee and shall reduce on a dollar for dollar basis the obligations of Employer under this
          Section 9.

               (iii) This Employment Agreement and Employer's obligations hereunder shall terminate upon Employee's death. Upon termination for death, Employer shall continue to pay the compensation payments pursuant to Section 4(a) to the surviving spouse of Employee (or if there is none to Employee's estate) for the succeeding six (6) months.

          (b) Termination by Employee. Employee shall have the right to terminate his employment under this Agreement upon 30 days' notice to Employer given within 90 days following the occurrence of any of the following events:

               (A) Employer acts to materially reduce Employee's duties and responsibilities hereunder.

               (B) A reduction in Employee's rate of base compensation, the failure to pay Employee a bonus due under Section 10 hereof, or material reduction in Employee's other benefits; or

               (C) A material breach of this Agreement by Employer, which is not cured within thirty (30) days of written notice of such breach by Employer.

If Employer shall terminate Employee's employment other than due to his death or disability or for Cause (as defined in Section 9(a)(i) of this Agreement), or if Employee shall terminate this Agreement under Section 9(b), Employee shall continue to be entitled to receive all amounts provided for by Section 4 and all additional employee benefits under Section 4 regardless of the amount of compensation he may earn with respect to any other employment he may obtain for the remainder of the Term as it may be extended from time to time.

     10. Bonus. Each of Employee, Warren Golden and Stephanie Sobel (collectively the "Total Bonus Pool Participants") shall be entitled to a portion of an amount equal to ten percent (10%) of Employer's earnings before income taxes up to a maximum of $150,000 per Annual Period ("Total Bonus Pool"). The allocation of the Total Bonus Pool to each Total Bonus Pool Participant shall be as follows: Employee - 40%; Warren Golden-40%; Stephanie Sobel-20%. The Total Bonus Pool shall be payable within 90 days after the end of Employer's fiscal year commencing with the fiscal year ended September 30, 1998. So long as any Total Bonus Pool Participant is an employee of Employer, the full amount of the Total Bonus Pool shall be dispersed to the Total Bonus Pool Participants annually.

     11. Excise Tax. In the event that any payment or benefit received or to be received by Employee in connection with a termination of his employment with Employer would constitute a "parachute payment" within the meaning of Code
Section 280G or any similar or successor provision to 280G and/or would be subject to any excise tax imposed by Code Section 4999 or any similar or successor provision then Employer shall assume all liability for the payment of any such tax and Employer shall immediately reimburse Employee on a "grossed-up" basis for any income taxes attributable to Employee by reason of such Employer payment and reimbursements.

     12. Arbitration. Any controversies between Employer and Employee involving the construction or application of any of the terms, provisions or conditions of this Agreement, save and except for any breaches arising out of Sections 7 and 8 hereof, shall on the written request of either party served on the other be submitted to arbitration. Such arbitration shall comply with and be governed by the rules of the American Arbitration Association. An arbitration demand must be made within one (1) year of the date on which the party demanding arbitration first had notice of the existence of the claim to be arbitrated, or the right to arbitration along with such claim shall be considered to have been waived. An arbitrator shall be selected according to the procedures of the American Arbitration Association. The cost of arbitration shall be born by the losing party or in such proportions as the arbitrator shall decide. The arbitrator shall have no authority to add to, subtract from or otherwise modify the provisions of this Agreement, or to award punitive damages to either party.

     13. Attorneys' Fees and Costs. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which he may be entitled.

     14. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes, effective as of the date hereof any prior agreement or understanding between Employer and Employee with respect to Employee's employment by Employer. The unenforceability of any provision of this Agreement shall not effect the enforceability of any other provision. This Agreement may not be amended except by an agreement in writing signed by the Employee and the Employer, or any waiver, change, discharge or modification as sought. Waiver of or failure to exercise any rights provided by this Agreement and in any respect shall not be deemed a waiver of any further or future rights.

     15. Assignment. This Agreement shall not be assigned to other parties.


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

     16. Governing Law. This Agreement and all the amendments hereof, and waivers and consents with respect thereto shall be governed by the internal laws of the State of New York.

     17. Notices. All notices, responses, demands or other communications under this Agreement shall be in writing and shall be deemed to have been given when
(a) delivered by hand; (b) sent be telex or telefax, (with receipt confirmed), provided that a copy is mailed by registered or certified mail, return receipt requested; or (c) received by the addressee as sent be express delivery service (receipt requested) in each case to the appropriate addresses, telex numbers and telefax numbers as the party may designate to itself by notice to the other parties:

                    (i)     if to the Employer:

                            Diplomat Corporation
                            25 Kay Fries Drive
                            Stony Point, New York 10980
                            Attention: Jonathan Rosenberg
                            Telefax: (914) 786-8727
                            Telephone: (914) 786-5552

                            With a copy to:
                            Gersten, Savage, Kaplowitz & Fredericks, LLP
                            101 East 52nd Street
                            New York, New York 10022
                            Attention:  Jay M. Kaplowitz, Esq.
                            Telefax: (212) 980-5192
                            Telephone: (212) 752-9700

                    (ii) if to the Employee:

                            Irving Magram
                            56 Huyler Landing

                            Cresskill, New Jersey 07626
                            Telefax:
                            Telephone:

                            With a copy to:
                            Rosenman & Colin LLP
                            575 Madison Avenue
                            New York, New York 10022
                            Attention: Joel Yunis
                            Telefax: (212) 940-8776
                            Telephone: (212) 940-8800



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     18. Severability of Agreement. Should any part of this Agreement for any reason be declared invalid by a court of competent jurisdiction, such decision shall not affect the validity of any remaining portion, which remaining provisions shall remain in full force and effect as if this Agreement had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties that they would have executed the remaining portions of this Agreement without including any such part, parts or portions which may, for any reason, be hereafter declared invalid.

     19. Guarantee. In order to induce Employee to execute and deliver this Agreement, Parent hereby irrevocably and unconditionally guarantees the full, prompt and complete performance of each and every obligation and liability of Employer under this Agreement.

                         [Signatures on following page]


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

     IN WITNESS WHEREOF, the undersigned have executed this agreement as of the day and year first above written.

                                      LEW MAGRAM LTD.



                                      By:   /s/ JONATHAN ROSENBERG
                                            ------------------------------------
                                              Jonathan Rosenberg, Vice President



                                           /s/ IRVING MAGRAM
                                           -------------------------------------
                                            Irving Magram



                                      As to Section 19.


                                      DIPLOMAT CORPORATION



                                      By:     /s/ JONATHAN ROSENBERG
                                              ----------------------------------
                                                 Jonathan Rosenberg, President



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February 18, 1998

Magram Acquisition Corporation              Diplomat Corporation
25 Kay Fries Drive                          25 Kay Fries Drive
Stony Point, New York  10980                Stony Point, New York  10980

Lew Magram, Ltd.                            Warren Golden
414 Alfred Avenue                           703 Hollywood Avenue
Teaneck, New Jersey  07666                  Bronx, New York  10465

Irving Magram                               Stephanie Sobel
56 Huyler Landing                           21 Alice Avenue
Cresskill, New Jersey  07262                Merrick, New York  11566

1. Reference is made to that certain Agreement and Plan of Merger (the "Merger Agreement"), dated as of December 23, 1997 among Lew Magram Ltd. ("Lew Magram"), Diplomat Corporation ("Diplomat") and Magram Acquisition Corporation ("Magram Acquisitions"), and to the Employment Agreements (collectively, the "Employment Agreements"), dated as of February 2, 1998 and executed in connection with the Merger Agreement, among Lew Magram Ltd. and Diplomat Corporation on the one hand and Irving Magram, Warren Golden and Stephanie Sobel, respectively, on the other hand. Terms used but not otherwise defined herein shall have those meanings set forth in the Merger Agreement.

2. In addition to any salary, bonuses or incentive compensation provided for or contemplated in the Employment Agreements, the undersigned agree to amend the Employment Agreements to reflect the following terms:

          (a) During the fiscal year ending September 30, 1998, Irving Magram, Warren Golden and Stephanie Sobel shall receive additional base salary payments over and above those amounts set forth in their respective Employment Agreements of $35,000, $35,000 and $15,000, respectively. If, for the fiscal year ending September 30, 1998, Lew Magram Ltd. shall have net income determined in accordance with generally accepted accounting principles ("GAAP") consistently applied, then Irving Magram, Warren Golden and Stephanie Sobel shall, immediately after the end of such fiscal year and completion of financial statements, receive further lump-sum salary payments of $15,000, $15,000 and $5,000, respectively.

          (b) During the fiscal year ending September 30, 1999, Irving Magram, Warren Golden and Stephanie Sobel shall receive additional base salary payments, over and above those amounts set forth in their respective Employment Agreements of $35,000, $35,000 and $15,000, respectively. If for the fiscal year ending September 30, 1999 Lew Magram Ltd. shall have net income determined in accordance with GAAP consistently applied, then Irving Magram, Warren Golden and Stephanie Sobel shall, immediately after the end of such fiscal year and completion of financial statements, receive further lump-sum salary payments of $15,000, $15,000 and $5,000, respectively, and during the fiscal year ending September 30, 2000, additional base salary payments of $50,000, $50,000 and $20,000, respectively, over and above those amounts set forth in their respective Employment Agreements with respect to the fiscal year ending September 30, 2000.

          (c) If for the fiscal year ending September 30, 1999 Lew Magram Ltd. does not have net income, determined in accordance with GAAP consistently applied, then the lump-sum payments provided for in the second sentence of paragraph (b) hereof shall not be made and the respective salaries of Irving Magram, Warren Golden and Stephanie Sobel for the fiscal year ending September 30, 2000 shall revert to those amounts set forth in their respective Employment Agreements with respect the fiscal year ending September 30, 2000.

3. The Employment Agreements, as hereby amended, shall remain in full force and effect in accordance with their respective provisions. The salary increases provided for in paragraph 2 hereof shall not diminish or reduce any other salary increases, bonuses or benefits to which Irving Magram, Warren Golden or Stephanie Sobel may be entitled pursuant to their respective Employment Agreements.

4. The undersigned further agree that the terms and provisions of the Certificate of Designations for the Series D Preferred Stock of Diplomat shall be amended to provide that no dividends shall be payable thereon, except and to the extent of dividends payable on the Diplomat Common Stock, in which event dividends on the Series D Preferred Stock shall be paid in the same amounts as paid on the Diplomat Common Stock equivalent of the Series D Preferred Stock.

         This agreement may be executed multiple counterparts, each of which shall be deemed an original.

Agreed:

Diplomat Corporation                Magram Acquisition Corporation
By_/s/_________________             By_/s/_________________________



Lew Magram, Ltd.                       /s/__________________________
By:/s/_____________________            Irving Magram


/s/________________________            /s/__________________________
Warren Golden                          Stephanie Sobel


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